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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 23, 1997


                    GMAC Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    333-37717
                            (Commission File Number)

                                   23-2811925
                      (I.R.S. Employer Identification No.)

                                650 Dresher Road
                           Horsham, Pennsylvania 19044

               (Address of Principal Executive Offices)(Zip Code)


                                  215-328-3480
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                                       -1-


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Item 2. Acquisition or Disposition of Assets.

     Description of the Certificates and the Mortgage Pool.

     On December 23, 1997, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer and State Street Bank and Trust Company as trustee. The Certificates consist of sixteen classes identified as the "Class X Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of the close of business on December 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $1,072,702,289 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement dated December 17, 1997, attached hereto as
Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement dated December 17, 1997, attached hereto as Exhibit 99.2, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated December 17, 1997, attached hereto as Exhibit 99.3, between GACC as seller and the Depositor as purchaser. The Depositor sold the Class X, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. ("Goldman") and Deutsche Morgan Grenfell Inc. ("DMG") as representatives for themselves and the other underwriters pursuant to an underwriting agreement dated December 17, 1997, attached hereto as Exhibit 1.1, between Goldman and DMG as representatives for themselves and the other underwriters, GMACCM and the Depositor. The Depositor sold the Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates to Goldman and DMG pursuant to a certificate purchase agreement dated December 17, 1997 between Goldman and DMG as initial purchasers, GMACCM and the Depositor.


                                       -2-

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     The  Class X  Certificates  will not have an  initial  certificate  balance
("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $1,072,702,289. The Class A-1 Certificates have an initial Certificate Balance of $228,705,000. The Class A-2 Certificates have an initial Certificate Balance of $57,000,000. The Class A-3 Certificates have an initial Certificate Balance of $433,005,000. The Class B Certificates have an initial Certificate Balance of $69,725,000. The Class C Certificates have an initial Certificate Balance of $69,725,000. The
Class D Certificates  have an initial  Certificate  Balance of $32,181,000.  The
Class E Certificates have an initial Certificate Balance of $50,953,000. The Class F Certificates will have an initial Certificate Balance of $48,271,000.
The  Class  G  Certificates  will  have  an  initial   Certificate   Balance  of
$13,409,000. The Class H Certificates will have an initial Certificate Balance of $34,863,000. The Class J Certificates will have an initial Certificate Balance of $5,363,000. The Class K Certificates will have an initial Certificate Balance of $29,502,289. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

Exhibit
  No.          Document Description
-------        --------------------

1.1 Underwriting Agreement, dated as of December 17, 1997, between GMAC Commercial Mortgage Securities, Inc. as seller and Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. as representatives for themselves and the other underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and State Street Bank and Trust Company as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of December 17, 1997, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 17, 1997 between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 17, 1997, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                                     (Registrant)




Dated: January 6, 1998                               By:      /s/ Elisa George
                                                         -----------------------
                                                     Name:    Elisa George
                                                     Title:   Vice President


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                                INDEX TO EXHIBITS



Exhibit
  No.          Document Description
-------        --------------------

1.1 Underwriting Agreement, dated as of December 17, 1997, between GMAC Commercial Mortgage Securities, Inc. as seller and Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. as representatives for themselves and the other underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and State Street Bank and Trust Company as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of December 17, 1997, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 17, 1997 between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 17, 1997, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.